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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 10, 1998



                       First Sierra Receivables II, Inc.
                       First Sierra Receivables III, Inc.
             (Exact name of registrants as specified in its charter)


           Delaware                       333-12199            76-054 3174
           Delaware                     333-12199-01           76-058 9331
       (State or Other           (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

                           c/o First Sierra Financial, Inc.             77002
                              Attention: E. Roger Gebhart             (Zip Code)
                                   600 Travis Street
                                      Suite 7050
                                    Houston, Texas
                       (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (713) 221-8822

              -----------------------------------------------------
                                    No Change
          (Former name or former address, if changed since last report)





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Item 5.  Other Events


         The consolidated financial statements of MBIA Inc. and its subsidiaries as of December 31, 1997 and December 31, 1996 and for each of the three years in the period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. which was filed with the Commission and the consolidated financial statements of MBIA Inc. and its subsidiaries as of September 30, 1998 and for the periods ending September 30, 1998 and September 30, 1997 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 1998 which was filed with the Commission are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for First Sierra Receivables II, Inc. and First Sierra Receivables III, Inc., and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable.

         (c)  Exhibits

              Exhibit No.
              ---------

              23.1  Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       First Sierra Receivables II, Inc.


                                       By:  /s/    Thomas Depping
                                            ------------------------------
                                            Name:  Thomas Depping
                                            Title: President


                                       First Sierra Receivables III, Inc.


                                       By:  /s/    Thomas Depping
                                            ------------------------------
                                            Name:  Thomas Depping
                                            Title: President






Dated:  December 10, 1998

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                                  EXHIBIT INDEX



Exhibit No.    Description                                           Page No.

   23.1        Consent PricewaterhouseCoopers LLP                        5


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